UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021 (March 5, 2021)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 8, 2021, Quotient Limited (the “Company” and, together with its consolidated subsidiaries, “we”, “us” and “our”) provided notice to the holders of our 12% Senior Secured Notes due 2024 (the “Notes”) issued pursuant to the Indenture (the “Original Indenture”), dated as of October 14, 2016, by and among the Company, the guarantors party thereto (the “Existing Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), and as collateral agent (the “Collateral Agent”), as amended by the First Supplemental Indenture, dated as of December 4, 2018, by and among the Company, the Existing Guarantors, the Trustee and the Collateral Agent (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), regarding the execution of a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated March 5, 2021, by and among the Company, Quotient Iberia, S.L. (the “New Guarantor”), the Existing Guarantors, the Trustee and the Collateral Agent. A copy of the notice to the holders of our Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.

On March 5, 2021, the Company, the New Guarantor, the Existing Guarantors, the Trustee and the Collateral Agent entered into the Second Supplemental Indenture pursuant to which the New Guarantor agreed to guarantee the Notes.

In connection with the execution of the Second Supplemental Indenture, the New Guarantor and the Collateral Agent entered into Supplement No. 1 (“Supplement No. 1”), dated March 5, 2021, to the Collateral Agreement, dated October 14, 2016, among the Company, the subsidiaries of the Company party thereto, the Trustee and the Collateral Agent. Pursuant to Supplement No. 1, the New Guarantor granted to the Collateral Agent a security interest in all its assets as collateral for the Notes, subject to certain prior liens and exclusions. In addition, the equity interests in the New Guarantor have been pledged as collateral.

The foregoing descriptions of the Second Supplemental Indenture and Supplement No. 1 contained herein are qualified in their entirety by reference to the Second Supplemental Indenture and Supplement No. 1, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated March 5, 2021, among the Company, New Guarantor, Existing Guarantors, and U.S. Bank National Association, as Trustee and Collateral Agent

4.2	Supplement No. 1 to the Collateral Agreement, dated March 5, 2021, between the New Guarantor and U.S. Bank National Association, as Collateral Agent

99.1	Notice of Supplemental Indenture to the Holders of the 12% Senior Secured Notes due 2024, dated March 8, 2021

104	The cover page for this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 8, 2021

QUOTIENT LIMITED

By:	/s/ Franz Walt
Name: Franz Walt
Title: Chief Executive Officer